UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

March 1, 2011
Date of Report (Date of earliest event reported)

Acura Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

State of New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 N. North Court, Suite 120 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 1, 2011, we issued a press release disclosing our financial results for the fourth quarter ended December 31, 2010 and the twelve months ended December 31, 2010. A copy of our press release is furnished as Exhibit 99.1 hereto.

Item 8.01. Other Events.

     Our Board of Directors has approved the appointment of Stocktrans(r), Inc. as our new transfer agent and registrar replacing Continental Stock Transfer and Trust Company, effective March 1, 2011. StockTrans(r) is a Broadridge Company and is located at 44 West Lancaster Avenue, Ardmore, Pennsylvania 19003.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 1, 2011 Announcing Results for the Fourth Quarter and Year Ended December 31, 2010

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acura Pharmaceuticals, Inc.
Date: March 1, 2011	By:	/s/ PETER A. CLEMENS Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 1 2011 Announcing Results for the Fourth Quarter and Year Ended December 31, 2010